LINE OF CREDIT NOTE
                            -------------------

$15,000,000.00              Birmingham, Alabama          February 18, 2000


         FOR VALUE RECEIVED, the undersigned SUBURBAN LODGES OF AMERICA, INC., a Georgia corporation, SUBURBAN HOLDINGS, L.P., a Georgia limited partnership and SUBURBAN CONSTRUCTION, INC., a Georgia corporation (hereinafter collectively referred to as "Maker"), jointly and severally promise to pay to the order of SOUTHTRUST BANK, N.A. (hereinafter referred to as "Payee," Payee together with any subsequent Holder(s) hereof, hereinafter collectively referred to as "Holder"), at the office of Payee at 2000 RiverEdge Parkway, Suite 350, Atlanta, Georgia 30326, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00), together with interest thereon or on so much thereof as is from time to time outstanding and unpaid (the "Note"), at the rate hereinafter set forth, in lawful money of the United States of America, which shall, at the time of payment, be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid in the following manner, to-wit:

         From and after the date hereof (until maturity or Default as hereinafter provided), interest shall accrue hereunder at the rate per annum equal to either (a) the "Adjusted LIBOR Rate," which is the sum of two hundred seventy-five (275) basis points (one hundred [100] basis points equals one percent (1%) plus the "LIBOR Rate" and shall be computed on the daily outstanding principal balance hereunder based on a three hundred sixty (360) day year, or (b) the "base rate" currently quoted from time to time by Payee as Payee's "Base Rate." "LIBOR Rate," as used herein, means a per annum rate of interest (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to the quotient of (i) the "London Interbank Offered Rate (LIBOR)" for contracts with a maturity date equal to the "Selected LIBOR Period," as quoted in the MONEY RATES section of The Wall Street Journal as effective for contracts entered into two (2) business days prior to the first day of the Applicable Interest Period, divided by (ii) 1.00 minus any reserve requirement applicable to "eurodollar loans" (as such term is defined in Regulation D) for the applicable Selected LIBOR Period (expressed as a decimal). An "Applicable Interest Period" shall mean either a "Selected Base Period" or a "Selected LIBOR Period," as herein defined. A "Selected LIBOR Period" shall mean one
(1) of the following periods of time selected by Borrower in its Interest Rate Notice, as hereafter provided: thirty (30), sixty (60), ninety (90), one hundred twenty (120), or one hundred eighty (180) days, but in no event shall such period extend beyond the Maturity Date. The Adjusted LIBOR Rate for the Selected LIBOR Period shall apply for the duration of such Selected LIBOR Period, except as hereinafter provided. A "Selected Base Period" shall mean a period of time selected by Borrower (or otherwise applicable as hereinafter provided) in its Interest Rate Notice during which the Base Rate is to apply.

         All capitalized terms set forth herein shall have the same meanings ascribed to them in the Loan Agreement (as herein defined) unless otherwise herein defined.

**************************************************************************
NOTE:  FLORIDA  DOCUMENTARY  STAMP  TAX IN THE  AMOUNT OF  $12,915.00  AND
----
FLORIDA NONRECURRING INTANGIBLE TAX IN THE AMOUNT OF $3,649.26 WERE PAID UPON THE RECORDING IN THE PUBLIC RECORDS OF PINELLAS, COUNTY, FLORIDA, OF THAT CERTAIN MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT OF EVEN DATE HEREWITH GIVEN BY SUBURBAN HOLDINGS, L.P., A GEORGIA LIMITED PARTNERSHIP IN FAVOR OF SOUTHTRUST BANK, N.A.

**************************************************************************

         All amounts outstanding on the date of this Note shall accrue interest at a rate per annum equal to the Base Rate. Commencing on the last day of the Initial Interest Period, and continuing thereafter, or for each Applicable Interest Period, as the case may be, while any portion of this Note remains outstanding, Maker shall have the option to elect to have interest on the entire outstanding principal balance accrue at a per annum interest rate equal to either the Adjusted LIBOR or the Base Rate. Such election shall be made by Maker giving Holder prior written or telecopied notice (or telephonic notice promptly confirmed in writing or by telecopy) of Maker's interest rate election and Applicable Interest Period (an "Interest Rate Notice"), such Interest Rate Notice to be given to Holder not later than 11:00 A.M. (Eastern Time) on the day of such requested Line of Credit Loan for Domestic Loans, and (ii) 11:00 A.M. (Eastern Time) three (3) Business Days prior to the day upon which the Line of Credit Loan is requested by Maker to be funded for Eurodollar Loans. Maker shall be deemed to have elected to have interest on the entire outstanding principal balance of this Note accrue at the Base Rate during the ensuing Applicable Interest Period. Each Interest Rate Notice shall be given by Maker's Chief Executive Officer, Chief Financial Officer, Treasurer, or such other person who may be expressly and specifically designated in writing by any of such persons at such time to be a representative of Maker with authority to give Interest Rate Notices on behalf of Maker. Holder shall have no liability to Maker for refusing to honor any Interest Rate Notice given by any person who Holder is not reasonably satisfied is so authorized to give any such notice. If Maker fails to give notice, it shall be deemed to have selected the Base Rate for the Applicable Interest Period.

         If the Base Rate increases or decreases at any time or from time to time during which the Base Rate is in effect, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which such increase or decrease of such Base Rate becomes effective. If the Adjusted LIBOR Rate is in effect, it shall be initially calculated on the date it becomes effective and shall be recalculated by Holder prior to the commencement of a subsequent Selected LIBOR Period elected by Borrower in an Interest Rate Notice. If the recalculation date falls on a date upon which Payee is not open for business, the recalculation shall occur on the next business day on which Payee is open for business. Interest so computed shall accrue for each and every day (365 days per year for Base Rate borrowings, and 360 days per year for LIBOR Rate borrowings) on which any indebtedness remains outstanding hereunder, including the day on which funds are initially advanced regardless of the time of day such advance is made, and including the day on which funds are repaid unless repayment is credited prior to 2:00 p.m., the close of Payee's business day.

         Interest on the outstanding principal amount hereunder shall be payable in such amounts and at such times as more specifically set forth in the Loan Agreement, up to and including the 31st day of January, 2003 (the "Maturity Date"), at which time a balloon payment equal to the entire unpaid balance of principal and interest will be due and payable in full. Monthly payments received by Holder on or prior to the fifth (5th) day following the first (1st) day of each month shall not be considered late payments constituting a Default hereunder (or hereinafter defined).

         Maker hereby agrees to pay immediately, upon demand by Holder, a late charge equal to five percent (5%) of any payment due hereunder if such payment is not made on or before the tenth (10th) day following the due date applicable to such payment.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Maker or inadvertently received by Holder, then such excess sum shall be credited as payment of principal, unless Maker shall notify Holder, in writing, that Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Maker under applicable law.

         It is hereby expressly agreed that should any default be made in the payment of principal or interest as stipulated above, or should any Event of Default (as defined therein) be made in the performance of any of the covenants or conditions contained in the "Loan Documents" (as that term is hereinafter defined), or any of them (hereinafter referred to as a "Default"), then, in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder or under the Loan Documents, or any of them, together with all unpaid interest accrued thereon, shall, at the option of Holder and without further notice to Maker, become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on the outstanding principal balance of this Note from the date of any Default hereunder and for so long as such Default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein, at the rate per annum that is two (2) percentage points in excess of the rate that would have accrued hereunder had such Default not occurred, which amount shall be compounded on a monthly basis until such Default has been cured. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Default. In addition to, and not in lieu of, any and all rights and remedies available to Holder, as of the fifth (5th) day of any month during the term of this Note, or any extension thereof, Holder shall have the right to disburse proceeds of the loan to itself sufficient to pay accrued interest due but not otherwise having been paid by Maker.

         It is contemplated that the principal indebtedness evidenced by this Note may be reduced or extinguished from time to time and that additional advances to be evidenced by this Note may be made in the future. Borrower may prepay this Note in whole or in part at any time without penalty or premium except as more specifically set forth in the Loan Agreement, but each such prepayment shall be applied, first, to unpaid interest accrued through the date of such prepayment, and then to principal.

         Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney at law, Maker agrees to pay all costs of collection, including, but not limited to, reasonable attorney's fees actually incurred.

         Presentment for payment, demand, protest, and notice of demand, protest and non-payment are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and, with the sole exception of any statute of limitations, Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to, or in conflict with, the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         Maker hereby waives and renounces for itself, its successors and assigns, all rights to the benefits of any statute of limitations, any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided by the Constitution and laws of the United States of America and of any State thereof, both as to itself and in and to all its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note. Maker hereby transfers, conveys and assigns to Holder, a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Holder the attorney-in-fact for Maker to claim any and all homestead exemptions allowed by law.

         Maker hereby waives any right Maker may have under any applicable law to a trial by jury with respect to any suit or legal action which may be commenced by or against Holder concerning the interpretation, construction, validity, enforcement or performance of this Note or any other agreement or instrument executed in connection herewith. In the event any such suit or legal action is commenced by Holder, Maker hereby expressly agrees, consents and submits to the personal jurisdiction of any state or federal court sitting in Fulton County, Georgia, with respect to such suit or legal action, and Maker also expressly consents and submits to and agrees that venue in any such suit or legal action is proper in said courts and county and Maker hereby expressly waives any and all personal rights under applicable law or in equity to object to the jurisdiction and venue in said courts and county. The jurisdiction and venue of the courts consented and submitted to and agreed upon in this paragraph are not exclusive but are cumulative and in addition to the jurisdiction and venue of any other court under any applicable laws or in equity.

         Except as provided otherwise in this Note, all notices and other communications under this Note are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by a national overnight courier service or by U.S. Mail, first class, certified, return receipt requested, postage prepaid, and in either case addressed to any party at its respective addresses set forth beneath its respective signature below, such notices, demands and other communications are to be deemed to have been delivered on the first business day after being entrusted to such courier or on the fifth business day after being so deposited in the U.S. mail. If transmitted by telecopy to any party at its respective telecopy number set forth beneath its respective signature below, such notices, demands and other communications are to be deemed to have been delivered when so transmitted. Any party hereto may by written notice to the other designate a different address or telecopy number for receiving notices under this Note; provided, however, that no such change of address or telecopy number will be effective until written notice thereof is actually received by the party to whom such change of address or telecopy number is sent.

The address of Maker is:         Suburban Lodges of America, Inc.
                                 300 Galleria Parkway, Suite 1200
                                 Atlanta, Georgia 30337
                                 Attn.: Chief Financial Officer

with a copy to:                  Suburban Lodges of America, Inc.
                                 300 Galleria Parkway, Suite 1200
                                 Atlanta, Georgia 30337
                                 Attn.: Corporate Secretary

                                 Suburban Holdings, L.P.
                                 300 Galleria Parkway, Suite 1200
                                 Atlanta, Georgia 30337
                                 Attn: Chief Financial Officer
with a copy to:                  Suburban Holdings, L.P.
                                 300 Galleria Parkway, Suite 1200
                                 Atlanta, Georgia 30337
                                 Attn.: Corporate Secretary

                                 Suburban Construction, Inc.
                                 300 Galleria Parkway, Suite 1200
                                 Atlanta, Georgia 30337
                                 Attn: Chief Financial Officer

with a copy to:                  Suburban Construction, Inc.
                                 300 Galleria Parkway, Suite 1200
                                 Atlanta, Georgia 30337
                                 Attn: Corporate Secretary

         If any provisions of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         The indebtedness evidenced by this Note and the obligations created hereby are secured by the Security Deeds (as such term is defined in the Loan Agreement), together with that certain Loan Agreement dated of even date hereof by and between Maker and Payee (the "Loan Agreement"), and all other documents evidencing or securing or in any way related to the indebtedness evidenced hereby, herein referred to collectively as the "Loan Documents" entered into this day concerning certain property located in Minneapolis, Minnesota, Columbus, Ohio, Chicago, Illinois, El Paso, Texas, San Antonio, Texas, Dallas, Texas, Chattanooga, Tennessee and Tampa, Florida, some of which Loan Documents are to be filed for record on or about the date hereof in the appropriate public records of said locations, and this Note is the Line of Credit Note referred to in the Loan Agreement. The sums being advanced hereunder are being advanced pursuant to Article I, Section 1.3 of the Loan Agreement and shall be governed by all of the terms and conditions of the Loan Agreement.

         This Note is intended as a contract under, and shall be construed and enforceable in accordance with, the laws of the State of Georgia.

         As used herein, the terms "Maker," "Payee" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives, and assigns, whether by voluntary action of the parties or by operation of law.



                      [Signatures on following page]

         IN WITNESS WHEREOF, Maker has executed this Note under seal as of the date first above written.

                                    SUBURBAN LODGES OF AMERICA, INC., a
                                    Georgia corporation


                                    By:
                                       -----------------------------------
                                          Paul A. Criscillis, Jr., Chief
                                          Financial Officer

                                                 [CORPORATE SEAL]

                                    SUBURBAN HOLDINGS, L.P., a Georgia
                                    limited partnership

                                    By:   Suburban Management, Inc., its
                                          General Partner

                                    By:
                                       -----------------------------------
                                          Paul A. Criscillis, Jr., Chief
                                          Financial Officer


                                    SUBURBAN CONSTRUCTION, INC., a Georgia
                                    corporation


                                    By:
                                       -----------------------------------
                                          Paul A. Criscillis, Jr., Chief
                                          Financial Officer

                                                 [CORPORATE SEAL]